UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 18, 2017
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900
Dallas, TX 75201
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events.
On October 18, 2017, Cheetah Asia Holdings LLC (“Purchaser”), a Delaware limited liability company and a wholly owned subsidiary of CyrusOne Inc. (“CyrusOne”), CyrusOne LLC (“CyrusOne LLC”), a Delaware limited liability company and a wholly owned subsidiary of CyrusOne, and GDS Holdings Limited (“GDS”), a Cayman Islands exempted company, entered into a share purchase agreement (the “Share Purchase Agreement”) pursuant to which Purchaser subscribed for and purchased, and GDS issued, sold and delivered, a number of Ordinary Shares having an aggregate principal amount of $100,000,000.00 (the “Sale Shares”). On October 23, 2017, the parties completed the transactions contemplated by the Share Purchase Agreement.
In connection with the purchase of the Sale Shares pursuant to the Share Purchase Agreement, on October 23, 2017, Purchaser, CyrusOne LLC, GDS and Mr. William Wei Huang (“Mr. Huang”) entered into an investor rights agreement (the “Investor Rights Agreement”). Under the Investor Rights Agreement, the Sale Shares will be subject to a lock up period, expiring on the first anniversary of the date of the Share Purchase Agreement, subject to customary carve outs. The Investor Rights Agreement further provides that for so long as, among other things, Purchaser, together with its affiliates, beneficially owns at least 90% of the total number of Sale Shares, Purchaser has the right nominate a director who shall be appointed to the Board of Directors of GDS. In addition, CyrusOne LLC agreed to customary standstill provisions in the Investor Rights Agreement, which expire on April 23, 2019 (unless earlier terminated, under certain circumstances). The Investor Rights Agreement also grants certain registration rights to Purchaser in respect of the Sale Shares.
The foregoing descriptions of the Share Purchase Agreement and the Investor Rights Agreement, in each case, do not purport to be complete and are qualified in their entirety by reference to the full text of the Share Purchase Agreement, which is filed as Exhibit 2.1 and which is incorporated herein by reference, and the Investor Rights Agreement, which is filed as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement, dated as of October 18, 2017, between Cheetah Asia Holdings LLC, CyrusOne LLC and GDS Holdings Limited.
99.1	Investor Rights Agreement, dated as of October 23, 2017, between Cheetah Asia Holdings LLC, CyrusOne LLC, GDS Holdings Limited and Mr. William Wei Huang.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: October 24, 2017	By:	/s/ Robert M. Jackson
Robert M. Jackson
EVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement, dated as of October 18, 2017, between Cheetah Asia Holdings LLC, CyrusOne LLC and GDS Holdings Limited.
99.1	Investor Rights Agreement, dated as of October 23, 2017, between Cheetah Asia Holdings LLC, CyrusOne LLC, GDS Holdings Limited and Mr. William Wei Huang.

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